Exhibit 99.2

iret

2nd QUARTER FISCAL 2019

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data
Table of Contents
October 31, 2018

S-1

Company Background
Second Quarter Fiscal 2019
We are a multifamily real estate investment trust (REIT) focused on the ownership, management, acquisition, redevelopment, and development of multifamily apartment communities.  As of October 31, 2018, we owned interests in 87 multifamily properties consisting of 13,702 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: "IRET" and "IRET PRC," respectively).
Company Snapshot
(as of October 31, 2018)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily
Total Multifamily Properties	87
Total Units	13,702
Common Shares Outstanding (thousands)	119,727
Limited Partnership Units Outstanding (thousands)	13,678
Common Share Distribution – Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	5.2%
Total Capitalization	$1.5 billion
Investor Information
(as of October 31, 2018)
Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Emily Nagle Green	Trustee, Chair of Nominating and Governance Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Mary J. Twinem	Trustee

Management

Mark O. Decker, Jr.	President, Chief Executive Officer, Chief Investment Officer, and Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President, Chief Operating Officer, General Counsel, and Secretary

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Jonathan Bishop
P.O. Box 1988	(701) 837-7104
Minot, ND 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE

S-2

Common Share Data (NYSE: IRET)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	Fiscal Year 2019	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018
High Closing Price	$5.98	$5.94	$5.58	$6.06	$6.32
Low Closing Price	$5.33	$5.13	$4.65	$5.52	$5.81
Average Closing Price	$5.51	$5.51	$5.09	$5.80	$6.09
Closing Price at end of quarter	$5.43	$5.48	$5.33	$5.67	$5.85
Common Share Distributions – annualized	$0.28	$0.28	$0.28	$0.28	$0.28
Closing Dividend Yield – annualized	5.2%	5.1%	5.3%	4.9%	4.8%
Closing common shares outstanding (thousands)	$119,727	$119,507	$119,526	$120,035	$120,188
Closing limited partnership units outstanding (thousands)	$13,678	$13,895	$14,099	$14,168	$14,618
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$724,389	$731,043	$712,221	$760,931	$788,615
This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plan and anticipated operating results, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.
Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance our indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under our debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower-than-expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2018 subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

S-3

IRET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
ASSETS
Real estate investments
Property owned	$1,638,072	$1,636,233	$1,669,764	$1,568,725	$1,510,890
Less accumulated depreciation	(345,015)	(326,772)	(311,324)	(304,149)	(292,976)
	1,293,057	1,309,461	1,358,440	1,264,576	1,217,914
Unimproved land	6,522	7,926	11,476	15,123	15,216
Mortgage loans receivable	10,530	10,530	10,329	10,329	10,329
Total real estate investments	1,310,109	1,327,917	1,380,245	1,290,028	1,243,459
Assets held for sale and assets of discontinued operations	—	—	—	—	239,688
Cash and cash equivalents	12,777	16,261	11,891	22,666	42,464
Restricted cash	5,085	4,103	4,225	121,337	3,782
Other assets	29,769	27,885	30,297	21,664	21,634
TOTAL ASSETS	$1,357,740	$1,376,166	$1,426,658	$1,455,695	$1,551,027

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$—	$—	$2,016	$95,193
Accounts payable and accrued expenses	27,920	28,112	29,018	33,776	32,581
Revolving line of credit	69,500	130,000	124,000	67,000	247,500
Term loans payable, net of loan costs	143,956	69,540	69,514	69,483	—
Mortgages payable, net of loan costs	447,549	464,557	509,919	553,388	561,798
Construction debt	—	—	—	—	21,649
TOTAL LIABILITIES	688,925	692,209	732,451	725,663	958,721

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,078	6,230	6,644	6,644	6,812
EQUITY
Series C Preferred Shares of Beneficial Interest	99,456	99,456	99,456	99,456	99,467
Common Shares of Beneficial Interest	900,526	899,708	900,097	910,173	910,683
Accumulated distributions in excess of net income	(416,819)	(402,190)	(395,669)	(364,684)	(490,612)
Accumulated other comprehensive income	3,321	1,987	1,779	359	—
Total shareholders’ equity	586,484	598,961	605,663	645,304	519,538
Noncontrolling interests – Operating Partnership	69,334	71,390	73,012	76,915	64,291
Noncontrolling interests – consolidated real estate entities	6,919	7,376	8,888	1,169	1,665
Total equity	662,737	677,727	687,563	723,388	585,494
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,357,740	$1,376,166	$1,426,658	$1,455,695	$1,551,027

S-4

IRET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Six months ended		Three Months Ended
OPERATING RESULTS	10/31/2018	10/31/2017	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
Real estate revenue	$91,584	$82,844	$45,638	$45,946	$44,185	$42,716	$41,866
Real estate expenses	38,865	36,245	19,336	19,529	18,734	18,055	18,718
Net operating income	52,719	46,599	26,302	26,417	25,451	24,661	23,148
Property management expense	(2,686)	(2,728)	(1,319)	(1,367)	(1,411)	(1,387)	(1,372)
Casualty gain/loss	(450)	(600)	(225)	(225)	155	(55)	(115)
Depreciation/amortization	(37,803)	(42,608)	(19,191)	(18,612)	(21,072)	(18,390)	(17,270)
Impairment of real estate investments	—	(256)	—	—	(17,809)	—	—
General and administrative expenses	(7,244)	(7,120)	(3,374)	(3,870)	(4,123)	(3,011)	(3,118)
Interest expense	(16,382)	(16,640)	(7,997)	(8,385)	(8,302)	(9,236)	(8,509)
Loss on extinguishment of debt	(556)	(533)	(4)	(552)	(122)	(285)	(334)
Interest and other income	945	483	429	516	592	433	255
Loss before income on sale of real estate and other investments and income from discontinued operations	(11,457)	(23,403)	(5,379)	(6,078)	(26,641)	(7,270)	(7,315)
Income on sale of real estate and other investments	8,992	5,448	(232)	9,224	2,285	12,387	5,324
Income (loss) from continuing operations	(2,465)	(17,955)	(5,611)	3,146	(24,356)	5,117	(1,991)
Income (loss) from discontinued operations	570	17,815	—	570	197	146,811	15,130
Net income (loss)	$(1,895)	$(140)	$(5,611)	$3,716	$(24,159)	$151,928	$13,139

Net (income) loss attributable to noncontrolling interest – Operating Partnership	587	871	722	(135)	2,663	(16,236)	(773)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(334)	826	331	(665)	622	413	455
Net income (loss) attributable to controlling interests	(1,642)	1,557	(4,558)	2,916	(20,874)	136,105	12,821
Dividends to preferred shareholders	(3,411)	(5,098)	(1,706)	(1,705)	(1,705)	(1,766)	(2,812)
Redemption of Preferred Shares	—	(3,649)	—	—	—	(8)	(3,649)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(5,053)	$(7,190)	$(6,264)	$1,211	$(22,579)	$134,331	$6,360

Per Share Data
Earnings (loss) per common share from continuing operations – basic & diluted	$(0.04)	$(0.19)	$(0.05)	$0.01	$(0.19)	$0.03	$(0.06)
Earnings per common share from discontinued operations – basic & diluted	—	0.13	—	—	—	1.09	0.11
Net income (loss) per common share – basic & diluted	$(0.04)	$(0.06)	$(0.05)	$0.01	$(0.19)	$1.12	$0.05

Percentage of Revenues
Real estate expenses	42.44%	43.8%	42.4%	42.5%	42.4%	42.3%	44.7%
General and administrative expenses	7.91%	8.6%	7.4%	8.4%	9.3%	7.0%	7.4%
Interest	17.89%	20.1%	17.5%	18.2%	18.8%	21.6%	20.3%
Income from discontinued operations	0.62%	21.5%	—%	1.2%	0.4%	343.7%	36.1%
Net (loss) income	(2.07)%	(0.2)%	(12.3)%	8.1%	(54.7)%	355.7%	31.4%

S-5

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
CONTROLLING INTERESTS TO FFO AND CORE FFO (unaudited)
(in thousands, except per share and unit amounts)

	Six Months Ended		Three Months Ended
	10/31/2018	10/31/2017	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
Funds From Operations(1)
Net income (loss) attributable to controlling interests	$(1,642)	$1,557	$(4,558)	$2,916	$(20,874)	$136,105	$12,821
Less dividends to preferred shareholders	(3,411)	(5,098)	(1,706)	(1,705)	(1,705)	(1,766)	(2,812)
Less redemption of preferred shares	—	(3,649)	—	—	—	(8)	(3,649)
Net income (loss) available to common shareholders	(5,053)	(7,190)	(6,264)	1,211	(22,579)	134,331	6,360
Adjustments:
Noncontrolling interests – Operating Partnership	(587)	(871)	(722)	135	(2,663)	16,236	773
Depreciation and amortization of real property	36,282	48,013	18,446	17,837	20,269	19,017	19,894
Impairment of real estate investments attributable to controlling interests	—	256	—	—	15,192	—	—
Gain on depreciable property sales	(8,395)	(17,686)	232	(8,628)	(2,210)	(163,791)	(17,562)
FFO applicable to common shares and Units	$22,247	$22,522	$11,692	$10,555	$8,009	$5,793	$9,465

FFO per share and unit – basic and diluted	$0.17	$0.17	$0.09	$0.08	$0.06	$0.04	$0.07

Adjustments to Core FFO:
Loss on extinguishment of debt	556	539	4	552	122	6,787	340
Redemption of Preferred Shares	—	3,649	—	—	—	8	3,649
Severance and transitions costs	510	650	—	510	301	—	186
Impairment of nondepreciable assets	—	—	—	—	2,617	—	—
Core FFO applicable to common shares and Units	$23,313	$27,360	$11,696	$11,617	$11,049	$12,588	$13,640

Core FFO per share and unit – basic and diluted	$0.17	$0.20	$0.09	$0.09	$0.08	$0.09	$0.10

Weighted average shares and units	133,245	135,194	133,185	133,271	133,703	134,175	134,767

(1)	See Definitions section.

S-6

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
CONTROLLING INTERESTS TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Six Months Ended				Three Months Ended
	10/31/2018		10/31/2017		10/31/2018		7/31/2018		4/30/2018		1/31/2018		10/31/2017
Adjusted EBITDA(1)
Net income (loss) attributable to controlling interests	$(1,642)		$1,557		$(4,558)		$2,916		$(20,874)		$136,105		$12,821
Adjustments:
Noncontrolling interests – Operating Partnership	(587)		(871)		(722)		135		(2,663)		16,236		773
Income (loss) before noncontrolling interests – Operating Partnership	(2,229)		686		(5,280)		3,051		(23,537)		152,341		13,594
Add:
Interest expense	15,639		19,226		7,656		7,983		7,884		9,569		9,523
Loss on extinguishment of debt	556		539		4		552		122		6,787		340
Depreciation/amortization related to real estate investments	36,432		48,192		18,520		17,912		20,347		19,100		19,977
Impairment of unimproved land	—		—		—		—		2,617		—		—
Impairment of real estate investments attributable to controlling interests	—		256		—		—		15,192		—		—
Less:
Interest income	(891)		(880)		(410)		(481)		(569)		(408)		(316)
Loss (gain) on sale of real estate and other investments	(8,396)		(17,686)		232		(8,628)		(2,210)		(163,791)		(17,562)
Adjusted EBITDA	$41,111		$50,333		$20,722		$20,389		$19,846		$23,598		$25,556

Ratios
Adjusted EBITDA(1)/Interest expense	2.51	x	2.51	x	2.59	x	2.43	x	2.39	x	2.36	x	2.57	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.08	x	2.00	x	2.14	x	1.91	x	1.98	x	2.01	x	2.00	x

(1)	See Definitions.

(2)	Included in real estate revenue in the Statement of Operations.

S-7

IRET
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt(1)
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2019	—	—	—	—	—
2020	$64,085	—	$64,085	5.93%	9.7%
2021	54,570	—	54,570	5.05%	8.2%
2022	100,715	—	100,715	5.23%	15.2%
2023	27,713	—	27,713	4.13%	4.1%
Thereafter	202,331	—	202,331	3.79%	30.5%
Total secured maturing debt	$449,414	—	$449,414	4.59%	67.7%

Unsecured line of credit	—	$69,500	69,500	3.72%	10.5%
Unsecured term loans(3)	145,000	—	145,000	3.96%	21.8%
Total debt	$594,414	$69,500	$663,914	4.41%	100.0%

(1)	Includes line of credit and term loans.

(2)	Weighted average interest rate of debt that matures in fiscal year.

(3)	Term loans have variable interest rates that are fixed with interest rate swaps that mature on January 31, 2023, January 15, 2024, and August 31, 2025.

	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
Debt Balances Outstanding(1)
Secured fixed rate	$449,414	$466,555	$489,401	$494,874	$593,854
Secured variable rate	—	—	22,739	61,001	86,672
Unsecured line of credit	69,500	130,000	124,000	67,000	247,500
Unsecured term loans	145,000	70,000	70,000	70,000	—
Debt total	$663,914	$666,555	$706,140	$692,875	$928,026

Weighted Average Interest Rate Secured	4.59%	4.65%	4.69%	4.63%	4.63%
Line of Credit Rate	3.72%	3.83%	3.63%	3.45%	3.08%
Term Loan Rate	3.96%	3.86%	3.86%	4.01	—

(1)	Includes mortgages on properties held for sale.

S-8

IRET
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
Equity Capitalization
Common shares outstanding	119,727	119,507	119,526	120,035	120,188
Operating partnership units outstanding	13,678	13,895	14,099	14,168	14,618
Total common shares and units outstanding	133,405	133,402	133,625	134,203	134,806
Market price per common share (closing price at end of period)	$5.43	$5.48	$5.33	$5.67	$5.85
Equity capitalization-common shares and units	724,389	731,043	712,221	760,931	788,615
Recorded book value of preferred shares	$99,456	$99,456	$99,456	$99,456	$99,467
Total equity capitalization	$823,845	$830,499	$811,677	$860,387	$888,082

Debt Capitalization
Total debt	$663,914	$666,555	$706,140	$692,875	$927,968
Total capitalization	$1,487,759	$1,497,054	$1,517,817	$1,553,262	$1,816,050

Total debt to total capitalization	0.45:1	0.45:1	0.47:1	0.45:1	0.51:1

	Six Months Ended				Three Months Ended
	10/31/2018		10/31/2017		10/31/2018		7/31/2018		4/30/2018		1/31/2018		10/31/2017
Earnings to fixed charges(1)	(2)		(3)		(4)		1.30	x	(5)		1.56	x	(6)
Earnings to combined fixed charges and preferred distributions(1)	(2)		(3)		(4)		1.08	x	(5)		1.33	x	(6)
Debt service coverage ratio(1)	1.94	x	1.79	x	1.99	x	1.88	x	1.81	x	1.78	x	1.84	x

Distribution Data
Common shares and units outstanding at record date	133,402		135,166		133,402		133,402		133,625		134,203		134,806
Total common distribution paid	$18,684		$18,974		$9,339		$9,345		$9,395		$9,420		$9,462
Common distribution per share and unit	$0.14		$0.14		$0.07		$0.07		$0.07		$0.07		$0.07
Payout ratio (FFO per share and unit basis)(1)	82.4%		82.4%		77.8%		87.5%		116.7%		175.0%		100.0%
Payout ratio (Core FFO per share and unit basis)(1)	82.4%		70.0%		77.8%		77.8%		87.5%		77.8%		70.0%

(1)	See Definitions section.

(2)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charged and preferred distributions by $2.7 million and $6.1 million, respectively, for the six months ended October 31, 2018. The ratio of earnings to fixed charges and earnings to combined fixed charges and preferred distributions was 0.84x and 0.69x, respectively, for the six months ended October 31, 2018.

(3)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charged and preferred distributions by $17.2 million and $22.3 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million and impairment charges of $256 thousand in the six months ended October 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 0.88x and 0.70x, respectively, for the six months ended October 31, 2017.

(4)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charged and preferred distributions by $5.2 million and $6.9 million, respectively, for the three months ended October 31, 2018. The ratio of earnings to fixed charges and earnings to combined fixed charges and preferred distributions was 0.35x and 0.29x, respectively, for the three months ended October 31, 2018.

(5)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $23.7 million and $25.4 million, respectively. Excluding non-cash asset impairment charges of $17.8 million in the three months ended April 30, 2018, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 0.29x and 0.24x, respectively, for the three months ended April 30, 2018.

(6)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $1.6 million and $4.5 million, respectively, for the three months ended October 31, 2017. The ratio of earnings to fixed charges and earnings to combined fixed charges and preferred distributions was 0.83x and 0.65x, respectively, for the three months ended October 31, 2017.

S-9

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three months ended October 31,				Six Months Ended October 31,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
Real estate rental revenue
Same-store	$37,208	$35,910	$1,298	3.6%	$73,946	$71,578	$2,368	3.3%
Non-same-store	6,666	1,547	5,119	330.9%	13,017	1,877	11,140	593.5%
Other properties and dispositions	1,764	4,409	(2,645)	(60.0)%	4,621	9,389	(4,768)	(50.8)%
Total	45,638	41,866	3,772	9.0%	91,584	82,844	8,740	10.5%

Real estate expenses
Same-store	16,079	16,473	(394)	(2.4)%	32,172	32,051	121	0.4%
Non-same-store	2,689	728	1,961	269.4%	5,082	883	4,199	475.5%
Other properties and dispositions	568	1,517	(949)	(62.6)%	1,611	3,311	(1,700)	(51.3)%
Total	19,336	18,718	618	3.3%	38,865	36,245	2,620	7.2%

Net operating income (NOI)
Same-store	21,129	19,437	1,692	8.7%	41,774	39,527	2,247	5.7%
Non-same-store	3,977	819	3,158	385.6%	7,935	994	6,941	698.3%
Other properties and dispositions	1,196	2,892	(1,696)	(58.6)%	3,010	6,078	(3,068)	(50.5)%
Net operating income	$26,302	$23,148	$3,154	13.6%	$52,719	$46,599	$6,120	13.1%

Reconciliation of NOI to net income (loss) available to common shareholders
Property management	$(1,319)	$(1,372)	$53	(3.9)%	$(2,686)	$(2,728)	$42	(1.5)%
Casualty	(225)	(115)	(110)	95.7%	(450)	(600)	150	(25.0)%
Depreciation/amortization	(19,191)	(17,270)	(1,921)	11.1%	(37,803)	(42,608)	4,805	(11.3)%
Impairment of real estate investments	—	—	—	—%	—	(256)	256	(100.0)%
General and administrative expenses	(3,374)	(3,118)	(256)	8.2%	(7,244)	(7,120)	(124)	1.7%
Interest expense	(7,997)	(8,509)	512	(6.0)%	(16,382)	(16,640)	258	(1.6)%
Loss on debt extinguishment	(4)	(334)	330	(98.8)%	(556)	(533)	(23)	4.3%
Interest and other income	429	255	174	68.2%	945	483	462	95.7%
Loss before gain on sale of real estate and other investments and income from discontinued operations	(5,379)	(7,315)	1,936	(26.5)%	(11,457)	(23,403)	11,946	(51.0)%
Gain on sale of real estate and other investments	(232)	5,324	(5,556)	(104.4)%	8,992	5,448	3,544	65.1%
Income (loss) from continuing operations	(5,611)	(1,991)	(3,620)	181.8%	(2,465)	(17,955)	15,490	(86.3)%
Income (loss) from discontinued operations	—	15,130	(15,130)	(100.0)%	570	17,815	(17,245)	(96.8)%
Net income (loss)	$(5,611)	$13,139	$(18,750)	(142.7)%	$(1,895)	$(140)	$(1,755)	1,253.6%
Net (income) loss attributable to noncontrolling interests – Operating Partnership	722	(773)	1,495	(193.4)%	587	871	(284)	(32.6)%
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	331	455	(124)	(27.3)%	(334)	826	(1,160)	(140.4)%
Net income (loss) attributable to controlling interests	(4,558)	12,821	(17,379)	(135.6)%	(1,642)	1,557	(3,199)	(205.5)%
Dividends to preferred shareholders	(1,706)	(2,812)	1,106	(39.3)%	(3,411)	(5,098)	1,687	(33.1)%
Redemption of Preferred Shares	—	(3,649)	3,649	(100.0)%	—	(3,649)	3,649	—%
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(6,264)	$6,360	$(12,624)	(198.5)%	$(5,053)	$(7,190)	$2,137	(29.7)%

S-10

IRET
SAME-STORE SECOND QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY19Q2	FY18Q2	% Change	FY19Q2	FY18Q2	% Change	FY19Q2	FY18Q2	% Change
Rochester, MN	1,711	$6,187	$5,990	3.3%	$2,463	$2,562	(3.9)%	$3,724	$3,428	8.6%
Minneapolis, MN	1,296	5,549	5,263	5.4%	2,013	2,099	(4.1)%	3,536	3,164	11.8%
Grand Forks, ND	1,554	4,147	4,223	(1.8)%	1,963	1,896	3.5%	2,184	2,327	(6.1)%
Omaha, NE	1,370	3,736	3,557	5.0%	1,663	1,729	(3.8)%	2,073	1,828	13.4%
Bismarck, ND	1,259	3,563	3,534	0.8%	1,516	1,622	(6.5)%	2,047	1,912	7.1%
St. Cloud, MN	1,190	3,444	3,244	6.2%	1,588	1,716	(7.5)%	1,856	1,528	21.5%
Topeka, KS	1,042	2,496	2,418	3.2%	1,223	1,051	16.4%	1,273	1,367	(6.9)%
Billings, MT	770	2,111	2,036	3.7%	892	939	(5.0)%	1,219	1,097	11.1%
Sioux Falls, SD	969	2,526	2,349	7.5%	1,181	1,205	(2.0)%	1,345	1,144	17.6%
Minot, ND	712	2,089	2,030	2.9%	968	1,074	(9.9)%	1,121	956	17.3%
Rapid City, SD	474	1,360	1,266	7.4%	609	580	5.0%	751	686	9.5%
Same-Store Total	12,347	$37,208	$35,910	3.6%	$16,079	$16,473	(2.4)%	$21,129	$19,437	8.7%

	Apartment Homes Included	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY19Q2	FY18Q2	% Change	FY19Q2	FY18Q2	% Change	FY19Q2	FY18Q2	% Change
Rochester, MN	1,711	92.7%	92.2%	0.5%	$1,221	$1,249	(2.2)%	$1,300	$1,265	2.8%
Minneapolis, MN	1,296	92.9%	92.8%	0.1%	1,424	1,378	3.3%	1,537	1,459	5.3%
Grand Forks, ND	1,554	91.2%	94.8%	(3.8)%	919	913	0.7%	975	955	2.1%
Omaha, NE	1,370	93.8%	94.0%	(0.2)%	879	856	2.7%	969	921	5.2%
Bismarck, ND	1,259	94.4%	92.0%	2.6%	957	979	(2.2)%	1,000	1,017	(1.7)%
St. Cloud, MN	1,190	93.3%	93.4%	(0.1)%	950	906	4.9%	1,034	973	6.3%
Topeka, KS	1,042	93.8%	94.6%	(0.8)%	816	798	2.3%	851	818	4.0%
Billings, MT	770	93.4%	89.6%	4.2%	915	923	(0.9)%	978	984	(0.6)%
Sioux Falls, SD	969	93.2%	93.3%	(0.1)%	854	813	5.0%	932	866	7.6%
Minot, ND	712	92.9%	93.4%	(0.5)%	1,013	1,013	0.0%	1,053	1,017	3.5%
Rapid City, SD	474	94.5%	92.7%	1.9%	938	904	3.8%	1,012	961	5.3%
Same-Store Total	12,347	93.1%	93.0%	0.1%	$1,009	$997	1.2%	$1,079	$1,042	3.6%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

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IRET
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY19Q2	FY19Q1	% Change	FY19Q2	FY19Q1	% Change	FY19Q2	FY19Q1	% Change
Rochester, MN	1,711	$6,187	$6,014	2.9%	$2,463	$2,492	(1.2)%	$3,724	$3,522	5.7%
Minneapolis, MN	1,296	5,549	5,430	2.2%	2,013	2,172	(7.3)%	3,536	3,258	8.5%
Grand Forks, ND	1,554	4,147	4,192	(1.1)%	1,963	1,909	2.8%	2,184	2,283	(4.3)%
Omaha, NE	1,370	3,736	3,699	1.0%	1,663	1,669	(0.4)%	2,073	2,030	2.1%
Bismarck, ND	1,259	3,563	3,587	(0.7)%	1,516	1,606	(5.6)%	2,047	1,981	3.3%
St. Cloud, MN	1,190	3,444	3,365	2.3%	1,588	1,602	(0.9)%	1,856	1,763	5.3%
Topeka, KS	1,042	2,496	2,492	0.2%	1,223	1,098	11.4%	1,273	1,394	(8.7)%
Billings, MT	770	2,111	2,081	1.4%	892	876	1.8%	1,219	1,205	1.2%
Sioux Falls, SD	969	2,526	2,462	2.6%	1,181	1,194	(1.1)%	1,345	1,268	6.1%
Minot, ND	712	2,089	2,075	0.7%	968	949	2.0%	1,121	1,126	(0.4)%
Rapid City, SD	474	1,360	1,340	1.5%	609	526	15.8%	751	814	(7.7)%
Same-Store Total	12,347	$37,208	$36,737	1.3%	$16,079	$16,093	(0.1)%	$21,129	$20,644	2.3%

	Apartment Homes Included	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY19Q2	FY19Q1	% Change	FY19Q2	FY19Q1	% Change	FY19Q2	FY19Q1	% Change
Rochester, MN	1,711	92.7%	92.9%	(0.2)%	$1,221	$1,223	(0.2)%	$1,300	$1,261	3.1%
Minneapolis, MN	1,296	92.9%	92.8%	0.1%	1,424	1,405	1.4%	1,537	1,505	2.1%
Grand Forks, ND	1,554	91.2%	92.6%	(1.5)%	919	923	(0.4)%	975	971	0.4%
Omaha, NE	1,370	93.8%	94.7%	(1.0)%	879	874	0.6%	969	951	1.9%
Bismarck, ND	1,259	94.4%	93.9%	0.5%	957	957	0.0%	1,000	1,011	(1.1)%
St. Cloud, MN	1,190	93.3%	93.9%	(0.6)%	950	931	2.0%	1,034	1,003	3.1%
Topeka, KS	1,042	93.8%	94.9%	(1.2)%	816	807	1.1%	851	841	1.2%
Billings, MT	770	93.4%	92.4%	1.1%	915	914	0.1%	978	975	0.3%
Sioux Falls, SD	969	93.2%	93.0%	0.2%	854	838	1.9%	932	911	2.3%
Minot, ND	712	92.9%	94.4%	(1.6)%	1,013	1,002	1.1%	1,053	1,029	2.3%
Rapid City, SD	474	94.5%	94.7%	(0.2)%	938	925	1.4%	1,012	995	1.7%
Same-Store Total	12,347	93.1%	93.5%	(0.4)%	$1,009	$1,002	0.7%	$1,079	$1,061	1.7%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

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IRET
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY19	FY18	% Change	FY19	FY18	% Change	FY19	FY18	% Change
Rochester, MN	1,711	$12,202	$11,905	2.5%	$4,956	$4,951	0.1%	$7,246	$6,954	4.2%
Minneapolis, MN	1,296	10,980	10,487	4.7%	4,185	3,939	6.2%	6,795	6,548	3.8%
Grand Forks, ND	1,554	8,339	8,365	(0.3)%	3,872	3,776	2.5%	4,467	4,589	(2.7)%
Omaha, NE	1,370	7,435	7,097	4.8%	3,332	3,331	0.0%	4,103	3,766	8.9%
Bismarck, ND	1,259	7,150	7,103	0.7%	3,121	3,196	(2.3)%	4,029	3,907	3.1%
St. Cloud, MN	1,190	6,809	6,429	5.9%	3,189	3,340	(4.5)%	3,620	3,089	17.2%
Topeka, KS	1,042	4,988	4,833	3.2%	2,321	2,100	10.5%	2,667	2,733	(2.4)%
Billings, MT	770	4,192	4,024	4.2%	1,768	1,799	(1.7)%	2,424	2,225	8.9%
Sioux Falls, SD	969	4,988	4,690	6.4%	2,375	2,415	(1.7)%	2,613	2,275	14.9%
Minot, ND	712	4,163	4,125	0.9%	1,917	2,089	(8.2)%	2,246	2,036	10.3%
Rapid City, SD	474	2,700	2,520	7.1%	1,136	1,115	1.9%	1,564	1,405	11.3%
Same-Store Total	12,347	$73,946	$71,578	3.3%	$32,172	$32,051	0.4%	$41,774	$39,527	5.7%

	Apartment Homes Included	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY19	FY18	% Change	FY19	FY18	% Change	FY19	FY18	% Change
Rochester, MN	1,711	92.8%	91.2%	1.8%	$1,222	$1,245	(1.8)%	$1,281	$1,272	0.7%
Minneapolis, MN	1,296	92.8%	93.5%	(0.7)%	1,415	1,362	3.9%	1,521	1,443	5.4%
Grand Forks, ND	1,554	91.9%	94.3%	(2.5)%	921	911	1.1%	973	951	2.3%
Omaha, NE	1,370	94.3%	94.6%	(0.3)%	877	848	3.4%	960	913	5.1%
Bismarck, ND	1,259	94.1%	92.2%	2.1%	957	983	(2.6)%	1,005	1,019	(1.4)%
St. Cloud, MN	1,190	93.6%	93.1%	0.5%	941	900	4.6%	1,019	967	5.4%
Topeka, KS	1,042	94.3%	94.9%	(0.6)%	811	792	2.4%	846	815	3.8%
Billings, MT	770	92.9%	88.4%	5.1%	915	918	(0.3)%	976	985	(0.9)%
Sioux Falls, SD	969	93.1%	93.7%	(0.6)%	846	805	5.1%	922	861	7.1%
Minot, ND	712	93.6%	94.2%	(0.6)%	1,008	1,022	(1.4)%	1,041	1,025	1.6%
Rapid City, SD	474	94.6%	93.3%	1.4%	932	898	3.8%	1,004	950	5.7%
Same-Store Total	12,347	93.3%	93.0%	0.3%	$1,005	$992	1.3%	$1,070	$1,039	3.0%

S-13

IRET
PORTFOLIO SUMMARY(1)

	Three Months Ended
	10/31/2018	7/31/2018	4/30/2018	1/31/2018	10/31/2017
Number of Apartment Homes
Same-Store	12,347	12,348	11,320	11,320	11,384
Non-Same-Store	1,355	1,355	2,856	2,466	2,192
All Communities	13,702	13,703	14,176	13,786	13,576

Average Scheduled Rent(2) per Apartment Home
Same-Store	$1,009	$1,002	$942	$957	$962
Non-Same-Store	1,661	1,655	1,358	1,355	1,330
All Communities	$1,073	$1,066	$1,023	$1,028	$1,018

Average Revenue per Occupied Apartment Home(3)
Same-Store	$1,079	$1,061	$992	$1,007	$1,016
Non-Same-Store	1,797	1,774	1,349	1,407	1,276
All Communities	$1,150	$1,131	$1,064	$1,079	$1,058

Occupancy
Same-Store	95.4%	94.0%	96.5%	95.3%	95.2%
Non-Same-Store	92.7%	90.3%	92.1%	90.1%	92.4%
All Communities	95.1%	93.6%	95.6%	94.3%	94.8%

Operating Expenses as a % of Scheduled Rent
Same-Store	46.6%	47.0%	46.6%	47.8%	50.9%
Non-Same-Store	42.1%	37.8%	40.1%	39.1%	42.6%
All Communities	45.9%	45.6%	44.9%	45.7%	49.2%

Capital Expenditures
Total Capital Expenditures per Unit – Same-Store	$240	$281	$153	$240	$396

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

(2)	See definition of scheduled rent. Average scheduled rent is scheduled rent divided by the total number of units.

(3)	Total revenues divided by the weighted average occupied units for the period.

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IRET
SAME-STORE CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
	10/31/2018	10/31/2017
Total Same-Store Apartment Homes	12,347	12,344

Turnover	$1,261	$1,715
Furniture & Equipment	64	164
Building – Interior	196	300
Building – Exterior	672	1,209
Landscaping & Grounds	765	1,165
Capital Expenditures	$2,958	$4,553
Capital Expenditures per Apartment Home	240	369

	Six Months Ended
	10/31/2018	10/31/2017
Total Same-Store Apartment Homes	12,347	12,344

Turnover	$2,503	$3,125
Furniture & Equipment	185	199
Building - Interior	321	588
Building - Exterior	2,081	1,991
Landscaping & Grounds	1,343	1,504
Capital Expenditures	$6,433	$7,407
CapEx per Apartment Home	$521	$600

S-15

Definitions
October 31, 2018

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) is defined by the National Association of Real Estate Investment Trusts, Inc. (NAREIT) as net income (computed in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets generally is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. In addition, the exclusion in NAREIT’s definition of FFO of impairment write-downs and gains and losses from the sale of previously depreciated operating real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits (as reported for the end of the quarter) divided by Adjusted EBITDA (as reported for the end of the quarter), multiplied by 4.

Net Operating Income (NOI) is a non-U.S. GAAP measure which we define as total real estate revenues less real estate expenses. Real estate expenses consist of property operating expenses and real estate tax expense and do not include property management expense.  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with U.S. GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Payout ratio (Core FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per share and unit.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense, and capitalized interest.

S-16

Ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests – consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties classified as held for sale) and which, in the case of development properties, have achieved a stabilized level of occupancy, which is generally 90%.

U.S. GAAP is defined as accounting principles generally accepted in the United States of America.

S-17